SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2018

AMMO, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-29295	30-0957912
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 E. Thomas Road, #106
Scottsdale, Arizona 85251
(Address of principal executive offices)

480-947-0001
(Registrant’s telephone number)

Check the appropriate box below if the Form 8 -K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

AMMO, INC.
Form 8-K Current Report

ITEM 2.01.   Completion of Acquisition or Disposition of Assets

On October 5th, 2018, Ammo, Inc. (the “Company”) completed its acquisition of SW Kenetics Inc. (“SWK”), pursuant to the terms of the Agreement and Plan of Merger, dated September 27 (the “Merger Agreement”), by and among the Company, Ammo Technologies, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and SWK. At the effective time (“Effective Time”), SWK merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation.

In accordance with the terms of the agreement, at the Effective Time, SWK’s issued and outstanding common stock was converted into the right to receive a total of 1,700,002 restricted shares of the Company’s common stock. The 1,700,002 shares of common stock will contain claw back provisions to ensure agreed upon objectives are met.  Additionally, SWK’s shareholders will receive up to a total of $1,500,000 in cash with payment of $1,250,000 of the total cash deferred pending completion of specific milestones. Included among the list of milestones or objectives that must be completed are significant revenue goals incorporating the product technology of SWK. The assets of SWK are intellectual properties rights relating to projectiles.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was previously filed and is incorporated herein by reference.

ITEM 9.01.   Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The unaudited balance sheet of SW Kenetics Inc. as of October 3, 2018 (note SWK was formed on September 2, 2018).

(b) Pro Forma Financial Information

Ammo, Inc. intends to file the pro forma financial information of Ammo, Inc. and SW Kenectics Inc. as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits

Exhibit Number	Description	Filed
2.1	Agreement and Plan of Merger with SW Kenetics Inc.	Filed with Form 8-K Report on October 5, 2018
99.1	The unaudited balance sheet of SW Kenetics Inc. as of October 3, 2018.	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMMO, INC.

Dated: October 10, 2018	By:	/s/ Fred W. Wagenhals
Fred W. Wagenhals Chief Executive Officer